Exhibit 99.1

Contacts: Tom Ward 317-685-7330 Investors Ali Slocum 317-264-3079 Media

simon property group announces

offering of euro-denominated notes

INDIANAPOLIS, March 16, 2021 — Simon Property Group, Inc., a global leader in the ownership of premier shopping, dining, entertainment and mixed-use destinations (the “Company”), today announced that its indirect subsidiary, Simon International Finance, S.C.A., a corporate partnership limited by shares (société en commandite par actions) under the laws of the Grand Duchy of Luxembourg (the “Issuer”), has agreed to sell €750 million principal amount of its 1.125% unsecured notes due 2033 (the “Notes”) in an offering to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be fully and unconditionally guaranteed by Simon Property Group, L.P. (the “Operating Partnership”). This offering is expected to close on March 19, 2021, subject to customary closing conditions. The Notes are expected to be admitted on the Official List of the Luxembourg Stock Exchange and to trading on the Euro MTF Market.

The Company currently expects to use the net proceeds from the offering to repay unsecured indebtedness outstanding under the Operating Partnership’s senior unsecured delayed-draw term loan facility.

The Notes to be offered have not been, and will not be, registered under the Securities Act or applicable state or other securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.  This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

This press release has been prepared on the basis that any offer of the securities in any Member State of the European Economic Area (“EEA”) (each, a “Relevant State”) will be made pursuant to an exemption under Regulation (EU) 2017/1129, as amended (the “Prospectus Regulation”), from the requirement to publish a prospectus for offers of securities. In addition, this press release has been prepared on the basis that any offer of the securities in the United Kingdom will be made pursuant to an exemption under the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) from a requirement to publish a prospectus for offers of such securities. Accordingly, any person making or intending to make in that Relevant State or in the United Kingdom any offer of the Notes may only do so in circumstances in which no obligation arises for the Issuer, any of its affiliates or the managers of such securities to publish a prospectus pursuant to the Prospectus Regulation or the UK Prospectus Regulation, respectively, in relation to such offer. Neither the Issuer nor the managers of such securities have authorized, nor do they authorize, the making of any offer of Notes in circumstances in which an obligation arises for the Issuer or the managers of such securities to publish or supplement a prospectus for such offer.

This press release is only being distributed to, and is only directed at, persons in the United Kingdom that (i) are “investment professionals” falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Order, or (iii) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “Relevant Persons”). This press release is directed only at Relevant Persons and must not be acted on or relied upon by persons who are not Relevant Persons. Any investment or investment activity to which this document relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

Forward-Looking Statements

Certain statements made in this press release may be deemed “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward–looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained, and it is possible that the Company’s actual results may differ materially from those indicated by these forward–looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: uncertainties regarding the impact of the COVID-19 pandemic and governmental restrictions intended to prevent its spread on our business, financial condition, results of operations, cash flow and liquidity and our ability to access the capital markets, satisfy our debt service obligations and make distributions to our stockholders; changes in economic and market conditions that may adversely affect the general retail environment; the potential loss of anchor stores or major tenants; the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise; the intensely competitive market environment in the retail industry, including e-commerce; an increase in vacant space at our properties; the inability to lease newly developed properties and renew leases and relet space at existing properties on favorable terms; our international activities subjecting us to risks that are different from or greater than those associated with our domestic operations, including changes in foreign exchange rates; risks associated with the acquisition, development, redevelopment, expansion, leasing and management of properties; general risks related to real estate investments, including the illiquidity of real estate investments; the impact of our substantial indebtedness on our future operations, including covenants in the governing agreements that impose restrictions on us that may affect our ability to operate freely; any disruption in the financial markets that may adversely affect our ability to access capital for growth and satisfy our ongoing debt service requirements; any change in our credit rating; changes in market rates of interest; the transition of LIBOR to an alternative reference rate; our continued ability to maintain our status as a REIT; changes in tax laws or regulations that result in adverse tax consequences; risks relating to our joint venture properties, including guarantees of certain joint venture indebtedness; environmental liabilities; natural disasters; the availability of comprehensive insurance coverage; the potential for terrorist activities; security breaches that could compromise our information technology or infrastructure; and the loss of key management personnel. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in its annual and quarterly periodic reports filed with the SEC.  The Company may update that discussion in subsequent other periodic reports, but except as required by law, the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

About Simon

Simon is a global leader in the ownership of premier shopping, dining, entertainment and mixed-use destinations and an S&P 100 company (Simon Property Group, NYSE: SPG). Our properties across North America, Europe and Asia provide community gathering places for millions of people every day and generate billions in annual sales.